IVA FIDUCIARY TRUST IVA Worldwide Fund IVA International Fund

Supplement dated June 25, 2018 to the
Class A, C and I Shares Prospectus,
dated January 31, 2018 for the IVA Worldwide Fund and IVA International Fund
(each a “Fund” and, together, the “Funds”)

This Supplement updates information in the Class A, C and I Shares Prospectus of the IVA Fiduciary Trust (the “Trust”), dated January 31, 2018. You may obtain copies of the Prospectus free of charge, upon request, by calling the toll-free number (866) 941-4482 or by visiting the Trust’s website at www.ivafunds.com.

The following disclosure is added beginning on page 18, in the section entitled “DISTRIBUTION ARRANGEMENTS.”

Morgan Stanley Wealth Management Class A Shares Sales Charge Waivers

Effective July 2, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management (“Morgan Stanley”) transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Funds’ Prospectus or Statement of Additional Information.

Front-end Sales Load Waivers on Class A Shares available at Morgan Stanley Wealth Management

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
Shares purchased through a Morgan Stanley self-directed brokerage account
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley’s share class conversion program
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

Please retain this supplement for future reference.